F&G Annuities & Life Announces Appointment of John Currier to President Des Moines, Iowa, (May 13, 2024) – F&G Annuities & Life, Inc. (NYSE: FG) (F&G or the Company) a leading provider of insurance solutions serving retail annuity and life customers and institutional clients, today announced the appointment of John Currier to the position of President, continuing to report to Chris Blunt, Chief Executive Officer. In addition to his role as President of F&G, Mr. Currier will continue to have responsibility for the Retail Markets business unit. Chris Blunt, Chief Executive Officer, commented, “Over the past nine years, John has been an invaluable member of our team having demonstrated exceptional leadership, strategic vision, and a deep understanding of our industry as we have experienced a period of significant growth and transformation. As we continue to expand our reach, grow our business and adapt to the dynamic landscape of our industry, it is imperative that we thoughtfully expand the management of our business to ensure that we continue to execute at a high level given the many opportunities that we have in front of us. I have every confidence in John’s ability to lead the day-to-day management of our operations as I focus on F&G’s many strategic initiatives and the next evolution of our growth journey.” Prior to his appointment to President of F&G, Mr. Currier served as President of Retail Markets since February 2021 and was responsible for the Retail business unit’s sales, operations, marketing, new business profitability and inforce management. He joined F&G in May 2015 as Deputy Chief Actuary, was named Chief Actuary in October 2016 and was promoted to Chief Actuary and Chief Product Officer in March 2019. Mr. Currier is a seasoned executive in the insurance industry with more than 30 years of experience. His previous positions include tenures as EVP & Chief Actuary of Aviva USA, Chief Product Officer for AmerUs Group and Chief Actuary for Life Companies of Farm Bureau Financial Services. About F&G F&G Annuities and Life, Inc. is committed to helping Americans turn their aspirations into reality. F&G is a leading provider of insurance solutions serving retail annuity and life customers and institutional clients and is headquartered in Des Moines, Iowa. For more information, please visit fglife.com. Forward-Looking Statements and Risk Factors This press release contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in “Risk Factors” and other sections of F&G's Form 10-K and other filings with the Securities and Exchange Commission (SEC). SOURCE: F&G Annuities & Life, Inc. Contact: Lisa Foxworthy-Parker SVP of Investor & External Relations Investor.relations@fglife.com 515.330.3307